CPG VINTAGE ACCESS FUND IV, LLC
SCHEDULE OF INVESTMENTS
December 31, 2020 (UNAUDITED)

As CPG Vintage Access Fund IV, LLC (the “Fund”) has not yet commenced investment activity, there are no holdings to report.

CPG VINTAGE ACCESS FUND IV, LLC
NOTES TO SCHEDULE OF INVESTMENTS
December 31, 2020 (UNAUDITED)

1. ORGANIZATION

CPG Vintage Access Fund IV, LLC (the “Fund”) was organized as a Delaware limited liability company on September 25, 2020. The Fund commenced operations on December 29, 2020. The Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940 (the "1940 Act"), as amended. The Fund’s investment objective is to seek long-term attractive risk-adjusted returns. The Fund will seek to achieve its investment objective principally by making direct investments in a portfolio of institutional private equity, venture and private debt investment funds managed or sponsored by various asset management firms unaffiliated with the Adviser (“Private Capital Funds”) that are represented on the Morgan Stanley Smith Barney LLC platform (the “Morgan Stanley Platform”) between November 2020 and a date to be determined by the Adviser but in no event later than July 2022 (the “Vintage Period”). Morgan Stanley is not a sponsor, promoter, adviser or affiliate of the Fund. The Fund also may make, in an amount not to exceed 20% of the Fund's total capital commitments, "secondary investments" in Private Capital Funds represented on the Morgan Stanley Platform in prior periods in which one of its predecessor funds invested.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.

The Initial Closing date for subscriptions for units of limited liability company interests (“Units”) was December 29, 2020 (“Initial Closing”). Subsequent to the Initial Closing, the Fund will offer Units at additional closings, which will occur over a period of nine months following the Initial Closing (the last closing being referred to as the “Final Closing”). An Investor that participates in a closing that occurs after the Initial Closing will be required to pay a “make-up” fee amount to the Fund. Such “make-up” payment will be calculated by applying an annualized rate of 6.0% to the percentage of the aggregate commitments by investors to the Fund (“Commitments”) previously drawn down by the Fund and applied over the period of time since such draw-downs. The amount of the make-up fee payments will be paid to and retained as assets of the Fund.

The Fund does not have a fixed term. The Investment Funds, however, generally will have fixed terms. Investors reasonably can expect to receive distributions from the Fund periodically after the Fund receives distributions from Investment Funds and when Investment Funds terminate, which the Fund anticipates will occur approximately 10 to 12 years after the Final Closing. The Fund will be wound up and dissolved after its final distribution to Investors. The Fund may be dissolved prior thereto in accordance with its LLC Agreement.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute annually to its investors substantially all of its distributable net investment income and net realized gain on investments, if any, earned each year. In addition, the Fund intends to distribute sufficient income and gains each year so as not to be subject to U.S. federal excise tax on certain undistributed amounts. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.